Exhibit 10.114


DEED OF TRUST, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

          THIS DEED OF TRUST made as of the 28th day of February, 1994, by and between SALTON SEA POWER GENERATION L.P., a
California limited partnership ("SSPG"), and SALTON SEA BRINE PROCESSING L.P., a California limited partnership ("SSBP"), jointly & severally, each having an address at 4365 Executive Drive, San Diego, California 92121 (SSPG and SSBP, being hereinafter collectively referred to as "Trustor") to CHICAGO TITLE COMPANY, a California corporation, having an office at 925 B Street, San Diego, California 92101 ("Trustee"), for the use and benefit of CREDIT SUISSE, in its capacity as Lead Agent for the benefit of each of the Secured Parties (defined below) with all the powers and duties set forth in the Credit Agreement (as such terms are defined and used in the Credit Agreement, defined below), as Beneficiary.

W I T N E S S E T H :

          WHEREAS, Trustor and (i) Credit Suisse, The Fuji Bank, Limited, The Sumitomo Bank, Limited, The Bank of Nova Scotia, Bank of America, National Trust and Savings Association, and each Purchasing Lender, as lenders (each of the lenders, individually, a "Lender", and, collectively, "Lenders"), (ii) Credit Suisse, as issuing bank ("Issuing Bank"), (iii) Credit Suisse, as lead agent for Lenders and Issuing Bank ("Lead Agent"), (iv) The Fuji Bank, Limited, as co-agent ("Co-Agent") and (v) The Sumitomo Bank, Limited, The Bank of Nova Scotia, Bank of America, National Trust and Savings Association, as "Lead Managers" in respect of a Term Loan Commitment and in the case of The Fuji Bank, Limited and Credit Suisse, as working capital lenders ("Working Capital Lenders") in respect of a Working Capital Loan Commitment are parties to a Credit and Reimbursement Agreement (as the same may be amended, supplemented or modified from time to time, and at any time according to its terms, the "Credit Agreement") dated as of the date hereof, and unless otherwise defined herein, capitalized terms used in this Deed of Trust shall have the meaning given such terms in the Credit Agreement (the Lenders, the Issuing Bank, the Lead Agent, the Working Capital Lenders, together with any party secured pari passu with such parties in their capacities as counterparties and intermediaries to any Swap Agreement hereinbefore and hereinafter collectively referred to as the "Secured Parties");

          WHEREAS, Lead Agent and Trustor, in conjunction with this Deed of Trust, have executed and delivered certain Loan Instruments relating to the extension of credit to be made under the Credit
Agreement;

          WHEREAS, Secured Parties have made available to Trustor a credit facility consisting of (a) a term loan facility in the maximum aggregate principal of ONE HUNDRED THIRTY MILLION and no/100 Dollars ($130,000,000)(the "Term Loan") which Term Loan consists of (i) the Tranche A Term Loan, (ii) the Tranche B Term Loan and (iii) Letters of Credit to be provided to Depositary and
(b) a working capital facility in the maximum aggregate principal of FIVE MILLION and no/100 Dollars ($5,000,000)(the "Working Capital Loan");

          WHEREAS, Issuing Bank will issue the Letters of Credit in the amount and for the purposes more particularly set forth in the Credit Agreement and the other Loan Instruments (hereinafter collectively referred to as the "Letters of Credit"; Trustor's obligations under the Letters of Credit being hereinafter collectively referred to as the "Reimbursement Obligations"; the Reimbursement Obligations, the Term Loan and the Working Capital Loan being hereinafter collectively referred to as the "Loans");

          WHEREAS, in order to mitigate the risk of interest rate fluctuations, Trustor and certain of the Secured Parties may enter into Swap Agreements;

          WHEREAS; SSBP is the holder of an easement in the premises described in Exhibit A attached hereto (the "Resource Easement Area Premises") pursuant to a certain Amended and Restated Easement Grant Deed and Agreement Regarding Rights for Geothermal Development given by Magma Land Company I to SSBP dated as of February 23, 1994 and recorded immediately prior hereto (the "Easement Grant Deed");

          WHEREAS, SSPG and SSBP are the holders of a leasehold estate in the premises described in Exhibit B attached hereto (the "Ground Lease Premises") (the Resource Easement Area
Premises and the Ground Lease Premises being hereinafter collectively referred to as the "Premises") pursuant to (i) a Ground Lease dated November 24, 1993 by and between Imperial Irrigation District, as landlord, and SSPG and SSBP, collectively as tenant, (the "Units 1&2 Lease") and (ii) a Ground Lease dated March 31, 1993 by and between Magma Land Company I, as landlord, and SSPG and SSBP, collectively as tenant, (the "Unit 3 Lease") (the Easement Grant Deed, the Units 1&2 Lease and the Unit 3 Lease being hereinafter collectively referred to as the "Underlying Documents");

          WHEREAS, this Deed of Trust is intended to secure all of Trustor's obligations hereunder and under the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap
Agreements and the other Loan Instruments to which Trustor is a party;

          NOW, THEREFORE, to secure the payment and performance of the Debt (as hereinafter defined) which Debt may increase, decrease and increase again from time to time, Trustor has given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Trustee, its successors and assigns, with general warranties of title, in trust with power of sale and right of entry and possession forever, for the benefit and security of the Secured Parties, all right title and interest of Trustor in and to, the following property, rights and interests, whether now owned or hereafter acquired (such property, rights and interests being hereinbefore and hereinafter collectively referred to as the "Trust
Property"):

          (a)  the Premises;

          (b)  all buildings, improvements and fixtures now or
 hereafter located on the Premises (hereinafter referred to      as
the "Improvements");

          (c) the Easement Grant Deed and the rights and interests created thereunder together with all rights of
Trustor to renew, extend, supplement, amend, cancel or terminate the same;

          (d)  the Units 1&2 Lease and the Unit 3 Lease and the
  rights and interests created thereunder together with all
rights of Trustor to renew, extend, supplement, amend,      cancel
or terminate the same;

          (e)  all the estate, right, title, claim or demand of
  any nature whatsoever of Trustor, either in law or in
     equity, in possession or expectancy, in and to the Trust
Property and in all replacements, substitutes, renewals,
betterments and extensions of and all additions to any of      the
Improvements, or any part thereof;

          (f)  all easements (other than as created under and
pursuant to the Easement Grant Deed), rights-of-way, gores      of
land, streets, ways, alleys, passages, sewer rights,      waters,
water courses, water rights and powers, and all      estates,
rights, titles, interests, privileges, liberties,      tenements,
hereditaments, revocable consents, options,      appendages and
appurtenances of any nature whatsoever, in      any way belonging,
relating or pertaining to the Trust      Property (including,
without limitation, any and all
     development rights, air rights, water rights or similar or comparable rights of any nature whatsoever now or hereafter
appurtenant to the Premises or now or hereafter transferred      to
the Premises) together with all rights of Trustor to      renew,
extend, supplement, amend, cancel or terminate the      same, and
Trustor's interest in all land lying in the bed of      any street,
road or avenue, opened or proposed, in front of      or adjoining
the Premises to the center line thereof;

          (g) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Trustor, or in which Trustor has or
shall have an interest, now or hereafter located upon the
Trust Property, or appurtenances thereto, and usable in
connection with the present or future operation and
     occupancy of the Trust Property and all equipment,
     materials, supplies, apparatus and other items now or hereafter attached to, installed in or used (temporarily or permanently) of any nature whatsoever, now or hereafter
located upon the Trust Property and all renewals,
     replacements and substitutions thereof and additions
     thereto, including but not limited to any and all
     partitions, ducts, shafts, pipes, radiators, conduits,
wiring, floor coverings, awnings, motors, engines, boilers, stokers, pumps, dynamos, transformers, turbines, generators, fans, blowers, vents, switchboards, elevators, mail or coal conveyors, escalators, compressors, furnaces, cleaning equipment, call and sprinkler systems, fire extinguishing apparatus, water and other tanks, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air
cooling systems and water, gas, telephone,
     telecommunications, telemetry, electric equipment, wells, sumps, test holes, pipelines, separators, clarifiers, crystallizers, headers, scrubbers, demisters, cooling
     towers, turbines, generators, geothermal electric generating facilities, buildings sheds, roads, transformers and transmission lines (hereinafter collectively referred to as the "Equipment"), and the right, title and interest of
Trustor in and to any of the Equipment which may be subject      to
any security agreements (as defined in the Uniform
     Commercial Code of the State of California) superior in lien to the lien of this Deed of Trust;

          (h)  all awards or payments, including interest
     thereon, and the right to receive the same, which may be
made with respect to the Trust Property, whether from state
fund sharing or from the exercise of the right of eminent
domain (including any transfer made in lieu of the exercise      of
said right), changes of grade of street or for any other injury to or decrease in the value of the Trust Property now or hereafter located thereon, whether direct or consequential, which said awards and payments are hereby assigned, and Lead Agent is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor;

          (i) all refunds or rebates of Taxes (as hereinafter defined) or charges in lieu of Taxes, now or hereafter assessed or levied against the Trust Property;

          (j) all leases (including oil, gas and other mineral leases), subleases, franchises, licenses, concessions, permits, contracts and other agreements affecting the use or
occupancy of the Trust Property now or hereafter entered      into
and any renewals or extensions thereof (hereinafter      referred
to as the "Leases") and the right to receive and      apply the
rents, issues and profits of the Trust Property to      the extent
of Trustor's interest therein, including but not      limited to
the proceeds of all hydrocarbons or other
     minerals produced from the Trust Property and all delay rentals and bonuses from any oil, gas or other mineral lease
(hereinafter referred to as the "Rents") to the payment of      the
Debt;

          (k) all inventory, accounts and general intangibles owned by Trustor, or in which Trustor now has or hereafter shall have any right, title or interest, now or hereafter located upon, arising in connection with or concerning the Trust Property;

          (l)  all proceeds of and any unearned premiums on any
  insurance policies covering the Trust Property, including, without limitation, the right to receive the proceeds of any
insurance, judgments, or settlements made in lieu thereof,      for
damage to the Trust Property;

          (m)  the right, in the name and on behalf of Trustor,
  to appear in and defend any action or proceeding brought
with respect to the Trust Property and to commence any      action
or proceeding to protect the interest of Lead Agent      and the
Secured Parties in the Trust Property;

          (n)  all of Trustor's right, title and interest in and
   to all plans and specifications prepared for construction of Improvements or other development of the Trust Property
(including all amendments, modifications, supplements,      general
conditions and addenda thereof or thereto) and all      studies,
data and drawings related thereto, and all contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the construction of Improvements on the Trust Property;

          (o) all contracts with property managers, surveyors, real estate advisors and consultants, geothermal advisors and consultants, geothermal engineers, real estate brokers,
and other like agents and professionals that relate to any
part of the Trust Property, including without limitation,      any
Improvements constructed or to be constructed on the      Trust
Property, and all maps, reports, surveys, and studies      of or
relating to any of the Trust Property, owned by
     Trustor or in which Trustor has or shall have an interest
 and now or hereafter in the possession of Trustor or any      such
agent or professional;

          (p)  all present and future agreements, permits,
     licenses and approvals, as well as all modifications,
     supplements, extensions and renewals thereof, now existing or hereafter made, in which Trustor has or shall have an
interest relating to the use, development and/or occupancy      of
the Resource Easement Area Premises, the Ground Lease      Premises
and/or the Improvements; and

          (q)  all products and proceeds of any of the Trust
Property herein described.


          TO HAVE AND TO HOLD the above granted and described Trust Property, with all rights, privileges, and appurtenances thereunto belonging unto and to the proper use and benefit of Trustee, its successors and assigns, in trust, forever to secure the following obligations which shall heretofore and hereinafter collectively be referred to as the Debt:

          (i) payment of the indebtedness evidenced by the Tranche A Notes in an aggregate principal sum not to exceed, at any time, the Tranche A Term Loan of up to the aggregate maximum principal sum of THIRTY SEVEN MILLION and no/100 Dollars ($37,000,000);

          (ii) payment of the indebtedness evidenced by the Tranche B Notes in an aggregate principal sum not to exceed, at any time, the Tranche B Term Loan of up to the aggregate maximum principal sum of NINETY THREE MILLION and no/100 Dollars ($93,000,000)(the Tranche A Notes and the Tranche B Notes being hereinafter collectively referred to as the "Secured Notes");

          (iii) payment of the indebtedness evidenced by the Working Capital Notes in an aggregate principal sum not to exceed, at any time, the Working Capital Loan of up to the aggregate maximum principal sum of FIVE MILLION and no/100 Dollars ($5,000,000);

          (iv) repayment of any and all amounts drawn under the Letters of Credit and the Reimbursement Obligations, and any
  other fees and costs related thereto, all as described in the Credit Agreement;

          (v) payment of any and all amounts owing pursuant to any Swap Agreement;

          (vi) payment, performance and observance of each term, covenant and condition to be paid, performed or observed by
  Trustor under the Credit Agreement, the Project Documents and the other Loan Instruments and any documents, agreements or instruments securing payment of the Secured Notes together with all renewals, replacements, extensions, modifications and substitutions thereof;

          (vii) performance and observance of each term, covenant and condition contained in this Deed of Trust and payment of all sums payable by Trustor as provided in this Deed of Trust;

          (viii) payment of all sums expended or advanced by any of the Secured Parties pursuant to the terms of this Deed of
   Trust, or any other instrument (including the Credit
     Agreement and any and all Loan Instruments), now in existence or hereafter executed, the purpose of which is to secure or facilitate the payment of the Secured Notes, the Working Capital Notes, the repayment of amounts drawn under the Letters of Credit or the payment of any amounts owing under any Loan Instrument; and

          (ix)  payment of all amounts payable to the Secured
Parties or any of them in connection with the Loans.


          TO HAVE AND TO HOLD the above granted and described Trust Property unto and to the proper use and benefit of Trustee, and the successors and assigns of Trustee, forever,

          IN TRUST, to secure the payment to the Secured Parties of the Debt at the time and in the manner provided for its payment in the Secured Notes, the Working Capital Notes, the Credit Agreement, the other Loan Instruments, the Swap Agreements and in this Deed of Trust, as any of the foregoing may be applicable.

          AND Trustor covenants with and represents and warrants to Trustee and the Secured Parties as follows:

          1. Payment of Debt. Trustor will pay the Debt at the time and in the manner provided for its payment in the Secured Notes, the Working Capital Notes, the Credit Agreement, the other Loan Instruments, the Swap Agreements and in this Deed of Trust, as any of the foregoing may be applicable.

          2. Warranty of Title. Subject only to Permitted Liens, Trustor warrants its title to the Resource Easement Area Premises, the Ground Lease Premises, the Improvements, the
Equipment and the balance of the Trust Property and the validity and priority of the lien of this Deed of Trust and the estate hereof against the claims and demands of all persons whomsoever. Trustor also represents and warrants that (i) Trustor is now, and after giving effect to this Deed of Trust, will be, in a solvent condition, (ii) the execution and delivery of this Deed of Trust by Trustor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor's knowledge, against Trustor.

          3. Insurance. Trustor will keep the Improvements and the Equipment insured against loss or damage by fire, standard extended coverage perils and such other hazards as shall from time to time be required in accordance with Section 6.16 of the Credit Agreement. If at any time Trustor is not in compliance with
Section 6.16 of the Credit Agreement, Lead Agent shall have the right without notice to Trustor to take such action as Lead Agent deems necessary to protect the Trust Property, including, without limitation, the obtaining of such insurance coverage as Lead Agent in its sole discretion deems appropriate, and all expenses incurred by Lead Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Trustor to Lead Agent upon demand. Any amounts not so paid by Trustor shall be deemed secured by this Deed of Trust. Trustor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Credit Agreement. If the Premises, or any portion thereof, is located in a Federally designated "special flood hazard area", in addition to the other Insurance Policies required under this paragraph, a flood insurance policy shall be delivered by Trustor to Lead Agent. If no portion of the Premises is located in a Federally designated "special flood hazard area", such fact shall be substantiated by a certificate in form reasonably satisfactory to Lead Agent from a licensed surveyor, appraiser or professional engineer or other qualified person. If the Trust Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, Trustor shall give prompt notice thereof to Lead Agent and any Proceeds received by Lead Agent shall be held and disbursed as set forth in Section 6.17 of the Credit Agreement.

          4. Payment of Taxes, etc. Trustor shall pay all taxes or charges in lieu of taxes, assessments, water rates, sewer rents and other charges, including vault charges and license or permit fees for the use of vaults, chutes and similar areas on or adjoining the Premises, now or hereafter levied or assessed against the Trust Property (hereinafter referred to as the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof, subject, in all events, to Trustor's rights to contest Taxes in accordance with Section 6.18 of the Credit Agreement. Trustor shall deliver to Lead Agent, upon request, receipted bills, cancelled checks or other evidence reasonably satisfactory to Lead Agent evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof (subject, in all events, to Trustor's rights to contest such Taxes in accordance with said Section 6.18 of the Credit Agreement).

          5. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Trustor shall continue to pay the Debt at the time and in the manner provided for its payment in the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan Instruments and the Debt shall not be reduced until and only to the extent any award or payment therefor shall have been actually received and applied by Lead Agent to the discharge of the Debt. Lead Agent shall apply the entire amount of any such award or payment in accordance with
Section 6.17 or any other relevant provisions of the Credit Agreement. If the Trust Property is sold, through foreclosure or otherwise, prior to the receipt by Lead Agent of such award or payment, Lead Agent shall have the right, whether or not a deficiency judgment on the Debt shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. Trustor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Lead Agent for application as set forth above. Trustor hereby irrevocably authorizes and empowers Lead Agent in the name of Trustor or otherwise to collect and receipt for any such award or payment and to file and prosecute such claim or claims if (i) Trustor fails to do so within a reasonable time prior to the expiration of the period allowed therefor by applicable law, or (ii) an Event of Default has occurred and is continuing. Although it is hereby expressly agreed that the same shall not be necessary in any event, Trustor shall, upon demand of Lead Agent, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Lead Agent free and clear of any encumbrances of any kind or nature whatsoever.

          6.  Leases and Rents.

          (a) Trustor hereby assigns to Lead Agent as security for the payment of the Debt and the observance and performance by Trustor of all of the terms, covenants and provisions of the Credit Agreement and all other Loan Instruments on Trustor's part to be observed or performed, all of Trustor's right, title and interest in and to the Leases and the Rents. Subject to the terms of this paragraph, Lead Agent waives the right to enter the Trust Property for the purpose of collecting the Rents and grants Trustor the right to collect the Rents. Trustor shall hold the Rents, or an amount sufficient to discharge all sums currently due on the Debt, in trust for use in payment of the Debt. The right of Trustor to collect the Rents may be revoked by Lead Agent upon the occurrence and during the continuation of any Event of Default by giving notice of such revocation to Trustor. Following such notice, Lead Agent may retain and apply the Rents toward payment of the Debt according to the Credit Agreement, or to the operation, maintenance and repair of the Trust Property, as Lead Agent shall deem proper irrespective of whether Lead Agent on behalf of the Secured Parties shall have commenced a foreclosure of this Deed of Trust, shall have exercised the power of sale under this Deed of Trust or shall have applied or arranged for the appointment of a receiver. Except to the extent permitted or authorized by the Credit Agreement, Trustor shall not, without the consent of Lead Agent, make, or suffer to be made, any Leases or modify or cancel any Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance (or for more than one (1) year in advance for the agricultural leases referred to in section (f) of Schedule 2.9(b) to the Credit Agreement) or further assign the whole or any part of the Rents. Trustor shall (i) fulfill or perform each and every provision of the Leases on the part of Trustor to be fulfilled or performed, (ii) promptly send copies of all notices of default which Trustor shall send or receive under the Leases to Lead Agent, and (iii) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the other parties thereto.

          (b) Trustor agrees that it will not further pledge or assign its interest in any of the Leases, or further assign the Rents so long as any of the Debt remains unpaid except as otherwise permitted by the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, and if notice has been given by Lead Agent (if notice is required to be so given pursuant to the Credit Agreement), Trustor shall not, without the prior consent of Lead Agent, lease all or any portion of the Trust Property.

          (c) Nothing contained in this paragraph shall be construed as imposing on any Secured Party any of the obligations of the parties under the Leases.

          (d) The assignment of the Leases and Rents in this paragraph 6 is intended to be an absolute assignment from Trustor to Lead Agent on behalf of the Secured Parties and not merely the passing of a security interest.

          7. Maintenance of the Trust Property. Trustor shall cause the Trust Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Trust Property. Except to the extent permitted or authorized by the Credit Agreement, the Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the consent of Lead Agent. Except to the extent permitted or authorized by the Credit Agreement, Trustor will not, without obtaining the prior consent of Lead Agent, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Trust Property or any part thereof.

          8. Environmental Matters. Trustor shall comply, in all respects, and at all times, with Section 5.25 of the Credit
Agreement, and the provisions of Section 5.25 of the Credit
Agreement shall be deemed incorporated herein by reference.

          9.  Transfer or Encumbrance of the Trust Property.
Except to the extent permitted by the Credit Agreement, no part of the Trust Property and no legal or beneficial interest in Trustor shall in any manner be further encumbered (other than with Permitted Liens), sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of Lead Agent which consent in any and all circumstances may be withheld in the sole and absolute discretion of Lead Agent. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Lead Agent has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or otherwise made.

          10. Notice. Trustor hereby requests that a copy of notice of default and notice of sale be mailed to it at the address set forth below, and such address is also the mailing address of Trustor, as debtor, under the California Uniform Commercial Code. Lead Agent's address given below is the address for Lead Agent on behalf of the Secured Parties, as secured party, under the California Uniform Commercial Code. In addition, any notice, request, demand, statement, authorization, approval or consent made hereunder shall be made pursuant to the provisions of the Credit Agreement as follows:

          If to Trustor:

               Salton Sea Power Generation L.P./
                 Salton Sea Brine Processing L.P.
               4365 Executive Drive, Suite 900
               San Diego, California  92121

               Attention:  President

               Telecopy:  (619) 622-7822

          If to Trustee:

               Chicago Title Insurance Company
               925 "B" Street
               San Diego, California  92101

               Attention: Legal Department

               Telecopy:  (619) 544-6277

          If to Lead Agent:

               Credit Suisse
               Tower 49
               12 East 49th Street
               New York, New York  10017

               Attention:  Project Finance re: Salton Sea

               Telecopy:  (212) 238-5390


          11. Sale of Trust Property. If this Deed of Trust is foreclosed, or the power of sale hereunder is exercised, the Trust Property, or any interest therein, may, at the discretion of Lead Agent, be sold in one or more parcels or in several interests or portions and in any order or manner.

          12. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Deed of Trust of any law of the State of California deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Deed of Trust, the Secured Notes, the Working Capital Notes, the Credit Agreement, the other Loan Instruments, the Swap Agreements and/or the Debt, Trustor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Lead Agent, whichever is less, provided, however, that if, in the opinion of the attorneys for Lead Agent, Trustor is not permitted by law to pay such taxes, Lead Agent shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Trustor of not less than thirty (30) days. Notwithstanding the foregoing, and irrespective of any requirement of any law, if Trustor reimburses or causes the reimbursement of any additional or increased costs incurred by the Secured Parties to the satisfaction of Lead Agent, Lead Agent shall not declare the Debt due and payable.

          13. No Credits on Account of the Debt. Trustor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Trust Property or any part thereof, and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Debt.

          14. Offset, Counterclaims and Defenses. Any assignee of this Deed of Trust and the Debt secured hereby shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Trustor may have against any assignor of this Deed of Trust and the Debt secured hereby, and no such offset, counterclaim or defense shall be interposed or asserted by Trustor in any action or proceeding brought by any such assignee upon this Deed of Trust or the Debt secured hereby and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Trustor.

          15. Other Security for the Debt. Trustor shall observe and perform all of the terms, covenants and provisions to be observed or performed by Trustor contained in the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust and in all other Loan Instruments to which Trustor shall be a party evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan Instruments.

          16. Documentary Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, the other Loan Instruments or this Deed of Trust, Trustor will pay for the same, with interest and penalties thereon, if any.

          17. Right of Entry. Lead Agent and each of the Secured Parties shall have the right to enter and inspect the Trust Property at all reasonable times as provided in the Credit
Agreement.

          18. Books and Records. Trustor will comply with all of the provisions and requirements of Section 6.10(a) of the Credit
Agreement concerning its books, records and accounts reflecting all of the financial affairs of Trustor.

          19.  Performance of Other Agreements.

          (a) Trustor shall observe and perform each and every term to be observed or performed by Trustor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.

          (b)  Trustor shall (i) pay all rents, fees,
consideration, royalties, additional rents and other sums required to be paid by Trustor, as grantee or lessee, as the case may be, under and pursuant to the provisions of the Underlying Documents, (ii) diligently perform and observe all of the terms, covenants and conditions of the Underlying Documents on the part of Trustor, as grantee or lessee, as the case may be, to be performed and observed, unless such performance or observance shall be waived, excused or not required by the grantor or lessor, as the case may be, under the Underlying Documents, to the end that all things shall be done which are necessary to keep unimpaired the rights of Trustor, as grantee or lessee, as the case may be, under the Underlying Documents, and (iii) promptly notify Lead Agent of the giving of any notice by grantor or lessor, as the case may be, under any of the Underlying Documents to Trustor of any default by Trustor, as grantee or lessee, as the case may be, in the performance or observance of any of the terms, covenants or conditions of any of the Underlying Documents on the part of Trustor, as grantee or lessee, as the case may be, to be performed or observed and deliver to Lead Agent a true copy of each such notice. Trustor shall not, except to the extent permitted or authorized by the Credit Agreement, surrender any of the Underlying Documents or terminate or cancel any of the Underlying Documents or take any action to modify, change, supplement, alter or amend any of the Underlying Documents, in any respect, either orally or in writing, and Trustor hereby assigns to Lead Agent, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Deed of Trust, the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements or the other Loan Instruments, all of the rights, privileges and prerogatives of Trustor, as grantee or lessee, as the case may be, to surrender any of the Underlying Documents or to terminate, cancel, modify, change, supplement, alter or amend any of the Underlying Documents, and any such surrender of any of the Underlying Documents or termination, cancellation, modification, change, supplement, alteration or amendment of any of the Underlying Documents without the prior consent of Lead Agent obtained pursuant to the provisions of the Credit Agreement shall be void and of no force and effect. If Trustor shall default in the performance or observance of any term, covenant or condition of any of the Underlying Documents on the part of Trustor, as grantee or lessee, as the case may be, to be performed or observed, and such default continues beyond the expiration of any applicable grace periods, then, without limiting the generality of the other provisions of this Deed of Trust, and without waiving or releasing Trustor from any of its obligations hereunder, Lead Agent shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action to cause all of the terms, covenants and conditions of the Underlying Documents on the part of Trustor, as grantee or lessee, as the case may be, to be so performed or observed on behalf of Trustor to the end that the rights of Trustor in, to and under the Underlying Documents shall be kept unimpaired and free from any default. If Lead Agent shall make any payment or perform any act or take action in accordance with the preceding sentence, Lead Agent will notify Trustor of the making of any such payment, the performance of any such act, or taking of any such action. In any such event, Lead Agent and any person designated by Lead Agent shall have, and are hereby granted, the right to enter upon the Trust Property at any time and from time to time for the purpose of taking or performing any such action. If any grantor or lessor, as the case may be, under any of the Underlying Documents shall deliver to Lead Agent a copy of any notice of default sent by said grantor or lessor, as the case may be, to Trustor, such notice shall constitute full protection to Lead Agent for any action taken or omitted to be taken by Lead Agent, in good faith, consistent with the foregoing, in reliance thereon. Trustor shall, from time to time, use reasonable efforts to obtain from the grantors or lessors, as the case may be, under the Underlying Documents such certificates of estoppel with respect to compliance by Trustor with the terms of the Underlying Documents as may be requested by Lead Agent.
Trustor shall exercise each individual option, if any, to extend or renew the term of any of the Underlying
Documents in conformance with such option upon demand by Lead Agent made at any time, and Trustor hereby expressly authorizes and appoints Lead Agent its attorney-in-fact to exercise, either jointly or individually, any such option in the name of and upon behalf of Trustor if Trustor fails to do so within a reasonable time prior to the expiration thereof, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

          (c) Trustor shall not, without Lead Agent's prior consent, elect to treat any of the Underlying Documents as terminated under Subsection 365(h)(1) or any other provision of the Bankruptcy Code, after rejection or disaffirmance of any such Underlying Documents by the grantor or lessor, as the case may be, thereunder or by any trustee of such party, and any such election made without such consent shall be void and ineffective.

          (d) Subject to the Trustor's right to seek and retain certain offsets as permitted hereunder, Trustor hereby assigns, transfers and sets over to Lead Agent as security all of Trustor's claims and rights to the payment of damages that may hereafter arise as a result of any rejection or disaffirmance of any of the Underlying Documents by the grantor or lessor, as the case may be, thereof or by any trustee of such party, pursuant to the Bankruptcy Code. Lead Agent shall have and is hereby granted the right to proceed, in its own name or in the name of the Trustor in respect of any claim, suit, action or proceeding relating to the rejection or disaffirmance of any Underlying Documents (including, without limitation, the right to file and prosecute, to the exclusion of Trustor, any proofs of claim, complaints, motions, applications, notices and other documents) in any case in respect of such grantor or lessor under the Bankruptcy Code, if (i) Trustor fails to do so within, as the case may be, a reasonable time prior to the expiration of the period allowed therefor by applicable law, or (ii) an Event of Default has occurred and is continuing. This assignment constitutes a present, irrevocable, non-exclusive and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until the Debt secured by this Deed of Trust shall have been satisfied and discharged in full. Any amounts received by Lead Agent as damages arising out of any such rejection of any Underlying Documents shall be applied first to all costs and expenses of Lead Agent (including, without limitation, legal fees and disbursements) incurred pursuant to this Deed of Trust and the Credit Agreement in connection with the exercise of its rights under this paragraph and then, in such manner as Lead Agent shall determine, to the reduction and payment in full of the indebtedness secured by this Deed of Trust, and any remaining balance shall be remitted to Trustor or to whomsoever may be lawfully entitled to receive such balance.

          (e)  In the event that, pursuant to Subsection
365(h)(2) or any other provision of the Bankruptcy Code, Trustor seeks to offset against the rent, fees, consideration, royalties or other sums payable under any of the Underlying Documents the amount of any damages caused by the nonperformance by the grantor or lessor, as the case may be, of such party's obligations under any of the Underlying Documents after rejection or disaffirmance thereof under the Bankruptcy Code, Trustor shall, prior to effecting such offset, notify Lead Agent in writing of Trustor's intent to do so, setting forth the amounts proposed to be so offset and the basis therefor. Lead Agent shall have the right to object in writing (stating the reasons therefor) to all or any part of such offset, and, in the event of such objection, Trustor shall not effect any offset of the amounts so objected to by Lead Agent. If Lead Agent shall have failed to object as aforesaid within twenty
(20) days after such notice, Lead Agent's consent will be deemed to have been given and Trustor may proceed to effect such offset in the amounts set forth in such notice. If, in the best business judgment of Trustor, such offset is justified and Lead Agent has received the aforesaid notices and has not objected but its time to do so has not expired, Trustor shall have the right to make such offset and Trustor shall set aside the offset amount as a reserve to be paid only if Lead Agent objects within the aforesaid time. Trustor shall indemnify and hold Lead Agent and each of its officers, directors, employees and agents harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever (including, without limitation, legal fees and disbursements) arising from or relating to any such offset by Trustor.

          (f) Trustor shall, promptly after obtaining knowledge thereof, use best efforts to give prompt oral notice to Lead Agent of any actual or contemplated filing by or against any grantor or lessor, as the case may be, of any Underlying Document of a petition under the Bankruptcy Code, and give prompt written notice thereof to Lead Agent of such actual or contemplated filing. The aforesaid written notice shall set forth any information reasonably available to Trustor concerning the date or anticipated date of such filing, the court in which such petition was filed or is expected to be filed, and the relief sought or reasonably expected to be therein. Trustor shall, promptly after receipt thereof, deliver to Lead Agent any and all notices, summonses, pleadings, applications and other documents received by Trustor in connection with any such petition and any proceedings related thereto.

          (g)  Subject to the second sentence of this paragraph
(g), in the event that any action, proceeding, motion or notice shall be commenced or filed in respect of any grantor or lessor, as the case may be, under any Underlying Document, in connection with any case under the Bankruptcy Code, Lead Agent shall have, and is hereby granted, the option, to the exclusion of Trustor, exercisable upon notice from Lead Agent to Trustor, to conduct and control any such litigation with counsel of Lead Agent's choice. Lead Agent may proceed, in its own name or in the name of Trustor, in connection with any such litigation, if (i)
Trustor fails to do so within a reasonable time prior to the expiration of the period allowed therefor by applicable law, or
(ii) an Event of Default has occurred and is continuing, and Trustor agrees to execute any and all powers, authorizations, consents and other documents required by Lead Agent in connection therewith. Trustor shall, upon demand, pay to Lead Agent all costs and expenses (including without limitation, legal fees and disbursements) paid or incurred by Lead Agent in connection with the prosecution or conduct of any such proceedings, and, to the extent permitted by law, such costs and expenses shall be deemed expenses incurred in upholding the lien of this Deed of Trust and added to the indebtedness secured by this Deed of Trust. Trustor shall not, without the prior consent of Lead Agent, commence any action, suit, proceeding or case, or file any application or make any motion, in respect of any of the Underlying Documents in any such case under the Bankruptcy Code.

          (h) In the event that a petition under the Bankruptcy Code shall be filed by or against Trustor, and Trustor, or anyone claiming through or under Trustor or a trustee in bankruptcy shall have the right to reject any of the Underlying Documents pursuant to Section 365(a) or any other provision of the Bankruptcy Code or a successor statute, Trustor shall give Lead Agent at least ten (10) days' prior written notice of the date on which application shall be made to the court for authority to reject any such Underlying Document; provided, however, that if a trustee in bankruptcy shall have a right to reject any Underlying Document in less than ten (10) days, then Trustor shall give such notice to Lead Agent immediately upon Trustor's obtaining knowledge of such application. Lead Agent shall have the right, but not the obligation (subject to the rights of a trustee in bankruptcy), to exercise such right and Trustor hereby assigns such right to Lead Agent. If at any time any grantor or lessor, as the case may be, under any Underlying Document, or anyone holding by, through or under the grantor or lessor, as the case may be, under any Underlying Document or a trustee in bankruptcy shall elect to reject such Underlying Document pursuant to
Section 365(a) or any other provision of the Bankruptcy Code, or a successor statute, thereby giving to Trustor the right to elect to treat such Underlying Document as terminated pursuant to Section 365(h)(1) or any other provision of the Bankruptcy Code, or a successor statute, Lead Agent shall have the right to exercise such right if (i) Trustor fails to do so within a reasonable time prior to the expiration of the period allowed therefor by applicable law, or (ii) an Event of Default has occurred and is continuing, and Trustor hereby assigns said right to Lead Agent. If either of the assignments provided for in this paragraph is held to be enforceable, then Trustor, anyone claiming by, through or under Trustor or a trustee in bankruptcy, shall not exercise rights purportedly assigned to Lead Agent without the prior consent of Lead Agent, and if Lead Agent shall give such consent, the Trustor, anyone claiming by, through or under Trustor or a trustee in bankruptcy shall promptly exercise such rights.

          (i) To the extent permitted by applicable law, Trustor hereby assigns, transfers and sets over to Lead Agent the right to apply to the Bankruptcy Court under Subsection 365(d)(4) or any other provision of the Bankruptcy Code for an order extending the period during which any Underlying Document may be rejected or assumed after the entry of any order for relief under Chapter 7 or Chapter 11 of the Bankruptcy Code in respect thereof.

          20. Defaults. The Debt shall become due at the option of Lead Agent if any Event of Default (as defined in Section 7.1 of the Credit Agreement) shall occur and be continuing.

          21. Right to Cure Defaults. If an Event of Default in the performance of any of the covenants of Trustor herein occurs, Lead Agent or the Secured Parties may, at their discretion, remedy the same in accordance with the applicable provisions of the Credit Agreement and for such purpose shall have the right to enter upon the Trust Property or any portion thereof without thereby becoming liable to Trustor or any person in possession thereof holding under Trustor in each case to the extent set forth in the Credit Agreement. If Lead Agent, or the Secured Parties shall remedy such a default or appear in, defend, or bring any action or proceeding to protect their interest in the Trust Property or to foreclose this Deed of Trust or to exercise the power of sale granted under this Deed of Trust or to collect the Debt or to otherwise exercise any remedies available to Lead Agent or the Secured Parties under this Deed of Trust, the costs and expenses thereof (including attorneys' fees to the extent permitted by law) shall be treated as set forth in
Section 6.34(a) of the Credit Agreement.

          22. Appointment of Receiver. Trustee or Lead Agent, in any action to foreclose this Deed of Trust or exercise the power of sale granted under this Deed of Trust or upon the actual or threatened waste to any part of the Trust Property or upon the occurrence of an Event of Default, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Trust
Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

          23. Non-Waiver. The failure of Lead Agent to insist upon strict performance of any term of this Deed of Trust shall not be deemed to be a waiver of any term of this Deed of Trust.
Trustor shall not be relieved of Trustor's obligation to pay and perform the Debt at the time and in the manner provided for its payment in the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, the other Loan Instruments and this Deed of Trust by reason of (i) failure to comply with any request of Trustor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Secured Notes, the Working Capital Notes, the Credit
Agreement, the Swap Agreements, the other Loan Instruments or any other mortgage, deed of trust, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Trust Property or any other security for the Debt, or (iii) any agreement or stipulation between Lead Agent and any subsequent owner or owners of the Trust Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, the other Loan Instruments, this Deed of Trust or any other mortgage, deed of trust, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of Trustor (but without prejudice to the rights of Trustor under the Credit Agreement), and in the latter event, Trustor shall continue to be obligated to pay and perform the Debt at the time and in the manner provided in the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, the other Loan Instruments and this Deed of Trust, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Lead Agent in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Trust Property, Lead Agent or the Secured Parties may release any person at any time liable for the payment of the Debt or any portion thereof or all or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, the other Loan Instruments or this Deed of Trust, including, without limitation, a modification of the interest rate payable on the principal balance of the Secured Notes and/or the Working Capital Notes, without in any manner impairing or affecting this Deed of Trust or the lien thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Lead Agent and the Secured Parties may resort for the payment of the Debt to any other security held by Lead Agent or the Secured Parties in such order and manner as Lead Agent or the Secured Parties, in their discretion, may elect. Lead Agent or the Secured Parties may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of the Lead Agent thereafter to foreclose this Deed of Trust. The Lead Agent and the Secured Parties shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of the Lead Agent and the Secured Parties under this Deed of Trust shall be separate, distinct and cumulative, and none shall be given effect to the exclusion of the others. No act of the Secured Parties or Lead Agent shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

          24. Power of Sale. Upon the occurrence of an Event of Default, Lead Agent may at any time, at its option and in its sole discretion, declare the Debt to be due and payable and the same shall thereupon become immediately due and payable, including any prepayment charge or fee payable under the terms of the Secured Notes, the Working Capital Notes, the Credit
Agreement, the Swap Agreements or the other Loan Instruments. Lead Agent may also do any or all of the following, although it shall have no obligation to do any of the following:

          (a) Either in person or by agent, with or without bringing any action or proceeding or by a receiver appointed by a court and without regard to the adequacy of Lead Agent's and the Secured Parties' security, enter upon and take possession of the Trust Property or any part hereof and do any acts which Lead Agent deems necessary or desirable to preserve the value, marketability or rentability of the Trust Property or to increase the income therefrom or to protect the security hereof and with or without taking possession of any of the Trust Property, sue for or otherwise collect all Rents and profits including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including attorneys' fees and expenses, upon the Debt, all in such order as provided in Section 2.10(b) of the Credit Agreement. The collection of Rents and profits and the application thereof shall not cure or waive any Event of Default or notice thereof or invalidate any act done in response thereto or pursuant to such notice.

          (b) Bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants hereof.

          (c) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code.

          (d) Lead Agent may elect to cause the Trust Property or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law. In connection with any sale or sales hereunder, Lead Agent may elect to treat any of the Trust Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property hereunder shall be conducted in any manner permitted by Section 9501 or any other applicable sections of the California Uniform Commercial Code. Where the Trust Property consists of real and personal property or fixtures, whether or not such personal property is located on or within the real property, Lead Agent may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law. Without limiting the generality of the foregoing, Lead Agent may at its sole and absolute discretion and without regard to the adequacy of its security elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Section 9501(4)(a) of the California Uniform Commercial Code; and if the Lead Agent elects to proceed in the manner permitted under Section 9501(4)(a)(ii) of the California Uniform Commercial Code, the power of sale herein granted shall be exercisable with respect to all or any of the real property and fixtures covered hereby, as designated by Lead Agent, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property and fixtures in accordance with the procedures applicable to real property. Where the Trust Property consists of real property and personal property, any reinstatement of the Debt, following the occurrence of an Event of Default and an election by the Lead Agent to accelerate the maturity of the Debt, which is made by Trustor or any other person or entity permitted to exercise the right of reinstatement under
Section 2924c of the California Civil Code or any successor statute, shall, in accordance with the terms of California
Uniform Commercial Code Section 9501(4)(c)(iii), not prohibit the Lead Agent from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the California Uniform Commercial Code; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceeding held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement. Any sums paid to Lead Agent or the Secured Parties in effecting any reinstatement pursuant to Section 2924c of the California Civil Code shall be applied to the Debt and to Lead Agent's, the Secured Parties' and Trustee's reasonable costs and expenses in the manner required by Section 2924c. Should Lead Agent elect to sell any of the Trust Property which is real property or which is personal property or fixtures that Lead Agent has elected under
Section 9501(4)(a)(ii) of the California Uniform Commercial Code to sell together with real property in accordance with the laws governing a sale of real property, such notice of default and election to sell shall be given as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, at the time and place specified in the notice of sale, Trustee shall sell such property, or any portion thereof specified by Lead Agent, at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Lead Agent shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Trust Property consists of several lots, parcels or interests, Lead Agent may designate the order in which the same shall be offered for sale or sold. Should Lead Agent desire that more than one such sale or other disposition be conducted, Lead Agent may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Lead Agent may deem to be in its best interest. Any person, including Trustor, Trustee, Lead Agent or any of the Secured Parties, may purchase at the sale. In the event Lead Agent elects to dispose of the Trust Property through more than one sale Trustor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Lead Agent, their agents and counsel, and to pay all expenses, liabilities and advances made or incurred by Trustee in connection with such sale or sales, together with interest on all such advances made by Trustee at the Default Interest Rate. Upon any sale Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold but without any covenant or warranty whatsoever express or implied whereupon such purchaser or purchasers shall be let into immediate possession, and the recitals in any such deed or deeds of facts such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.

          (e) Exercise each of its other rights and remedies under the Secured Notes, the Working Capital Notes, this Deed of Trust, the Credit Agreement, the Swap Agreements and each of the Loan
Instruments, including, any or all of the following:

          (i)  declare the Debt, with all interest thereon and
 all other sums secured hereby, to be immediately due and
payable, and if the same is not paid on demand, at Lead
Agent's option, bring suit therefor and demand payment      thereof
and if the same is not paid on demand, bring suit      for any
delinquent installment payment under the Secured      Notes, the
Working Capital Notes, the Credit Agreement, the      Swap
Agreements or any of the other Loan Instruments and      take any
and all steps and institute any and all other      proceedings that
Lead Agent deems necessary to enforce the      indebtedness and
obligations secured hereby and to protect      the lien of this
Deed of Trust;

          (ii) without assuming liability for the performance of any of Trustor's obligations hereunder or under the Project
  Documents, enter and take possession of the Trust Property or any part thereof, exclude Trustor and all persons
     claiming under Trustor whose claims are junior to this Deed of Trust, wholly or partly therefrom, and use, operate, manage and control the same either in the name of Trustor or
otherwise as Lead Agent shall deem best, and upon such      entry,
from time to time at the expense of Trustor and the      Trust
Property, make all such repairs, replacements,
     alterations, additions or improvements to the Trust Property or any part thereof as Lead Agent may deem proper and, whether or not Lead Agent has so entered and taken
     possession of the Trust Property or any part thereof,
     collect and receive all the Rents and apply the same, to the extent permitted by law, to the payment of all expenses
which Lead Agent may be authorized to make under this Deed      of
Trust, the remainder to be applied to the payment of the      Debt
until the same shall have been repaid in full; if Lead      Agent
demands or attempts to take possession of the Trust      Property
or any portion thereof in the proper exercise of      any rights
hereunder, Trustor shall promptly turn over and      deliver
complete possession thereto to Lead Agent; and

          (iii)  personally or by agents, with or without entry,
   if Lead Agent shall deem it advisable, proceed to protect
and enforce its rights under this Deed of Trust, by suit for specific performance of any covenant contained herein or in the Loan Instruments or in aid of the execution of any power granted herein or in the Loan Instruments, or for the foreclosure of this Deed of Trust and the sale for cash of the Trust Property under the judgment or decree of a court
of competent jurisdiction, or for the exercise of the power      of
sale granted under this Deed of Trust or for the
     enforcement of any other right as Lead Agent shall deem most effectual for such purpose; provided that in the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on, and security interest in, the remaining portion of the Trust Property and Lead Agent shall not be obligated to sell upon credit unless Lead Agent shall have expressly consented in writing to a sale upon credit.

          (f) Except as otherwise required by law or by the Credit Agreement, apply the proceeds of any foreclosure or disposition hereunder to payment of the following: (i) the expenses of such foreclosure or disposition, (ii) the cost of any search or other evidence of title procured in connection therewith and revenue stamps on any deed or conveyance, (iii) all sums expended under the terms of this paragraph, not then repaid, with accrued interest in the amount provided herein, (iv) all other sums secured by this Deed of Trust hereby, and (v) the remainder, if any, to the person or persons legally entitled thereto.

          (g) Upon any sale or sales made under or by virtue of this section, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lead Agent or any of the Secured Parties may bid for and acquire the Trust Property or any part thereof. In lieu of paying cash for the Trust Property, Lead Agent and/or any of the Secured Parties may make settlement for the purchase price by crediting against the Debt the sales price of the Trust Property, as adjusted for the expenses of sale and the costs of the action and any other sums for which Trustor is obligated to reimburse Trustee or Lead Agent and the Secured Parties under this Deed of Trust.

          25. Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Trustor and to Lead Agent. Lead Agent may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lead Agent may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lead Agent.

          26. Trustee's Fees. Trustor shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

          27.  Proceeds of Sale.

          (a) The proceeds or avails of any foreclosure sale or other remedy exercised pursuant to paragraph 24, above, entitled "Power of Sale" together with all other sums which then may be held by Lead Agent under this Deed of Trust, or under a judgment, order or decree made in any action to foreclose or to enforce this Deed of Trust whether under the provisions of this Deed of Trust, or otherwise, shall be distributed according to the terms of the Credit Agreement.

          (b) Subject to the provisions of paragraph 55 of this Deed of Trust, no sale or other disposition of all or any part of the Trust Property shall be deemed to relieve Trustor of its obligations under the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or any other Loan Instrument except and only to the extent the proceeds are applied to the payment of the Debt or such other obligations. If the proceeds of sale, collection or other realization of or upon the Trust Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Debt, Trustor shall remain liable for any deficiency subject, however, to the limitations set forth in paragraph 55 of this Deed of Trust.

          28. Trustor as Tenant Holding Over. In the event of any such foreclosure or other sale by Lead Agent and/or the Secured Parties, Trustor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

          29. Leases. Lead Agent is authorized to subordinate this Deed of Trust to any Leases and to foreclose this Deed of Trust subject to the rights of any tenants of the Trust Property, if any, and the failure to so subordinate or to make any such tenants' parties to any such foreclosure or other proceedings and to foreclose their rights will not be, nor be asserted to be by Trustor, a defense to any proceedings instituted by Lead Agent to collect the Debt.

          30. Discontinuance of Proceedings. In case Lead Agent or the Secured Parties shall have proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, sale, entry or otherwise, and such proceeding shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adverse to Lead Agent or the Secured
Parties, then in every such case, to the fullest extent permitted by law, (a) Trustor and Lead Agent or the Secured Parties shall be restored to their former positions and rights, (b) all rights, powers and remedies of Lead Agent and the Secured Parties shall continue as if no such proceeding had been taken, (c) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be or shall be deemed to be an independent Event of Default and
(d) neither the Debt, this Deed of Trust, the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, the other Loan Instruments nor any other of the documents evidencing, securing or guaranteeing the Debt shall be or shall be deemed to have been not reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and to the fullest extent permitted by law, Trustor hereby expressly waives the benefit of any statute or rule of law now provided or which may hereafter conflict with the above.

          31. No Reinstatement. If an Event of Default shall have occurred and Lead Agent or the Secured Parties shall have proceeded to enforce any right, power or remedy permitted hereunder, then a tender of payment by Trustor or by anyone on behalf of Trustor of any amount less than the amount necessary to satisfy the Debt in full, or the acceptance by Lead Agent or the Secured Parties of any such payment so tendered, shall not constitute a reinstatement of the Secured Notes, the Working Capital Notes, the Credit Agreement, this Deed of Trust or any other document evidencing, securing or guaranteeing the Debt.

          32. Trustor's Waiver of Rights. To the fullest extent permitted by law, Trustor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisal before sale of any portion of the Trust Property and (ii) the benefit of all laws that may be hereafter enacted in any way extending the time for the enforcement of the collection of the Secured Notes, the Working Capital Notes, the Credit
Agreement, the Swap Agreements, the other Loan Instruments or the debt evidenced thereby, or the Debt, or creating or extending a period of redemption from any sale made in collecting said Debt.
To the fullest extent that Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisal, valuation, stay, extension or redemption, or any so-called "Moratorium Laws" and Trustor, for Trustor and its successors and assigns, and for any and all persons ever claiming any interest in the Trust Property, to the fullest extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisal, stay of execution, notice of election to mature or declare due the whole of the Debt and marshaling in the event of the exercise of the power of sale granted under this Deed of Trust or foreclosure of the liens hereby created. If any law referred to in this paragraph and now in force, of which Trustor, Trustor's successors and assigns or any other person might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph.

          33. Liability. If Trustor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several, subject to paragraph 55 of this Deed of Trust.

          34. Security Agreement. (a) Trustor maintains places of business in the State of California as set forth in Paragraph 10 hereof; and Trustor will immediately notify Lead Agent in writing of any change in such places of business.

          (b) At the request of Lead Agent, Trustor shall join Lead Agent in executing one or more financing statements and continuations and amendments thereof pursuant to the UCC in form reasonably satisfactory to Lead Agent; and Trustor will pay the cost of filing the same in all public offices wherever filing is deemed by Lead Agent to be necessary. In the event Trustor fails to execute such documents within five (5) business days after request by Lead Agent, Trustor hereby authorizes Lead Agent to file such financing statements and irrevocably constitutes and appoints Lead Agent, or any officer of Lead Agent, as its true and lawful attorney-in-fact to execute the same on behalf of Trustor.

          (c) This Deed of Trust constitutes a financing statement filed as a fixture filing under UCC U 9402(6) in the official records of Imperial County with respect to any and all fixtures included within the term "Trust Property" and with respect to any goods or other personal property that may now be or hereafter become such a fixture.

          (d) Lead Agent has no responsibility for and does not assume any of, Trustor's obligations or duties under any agreement or obligation which is part of the Equipment or any obligation relating to the acquisition, preparation, custody, use, enforcement or operation of any of the Trust Property.

          (e) Trustor and Lead Agent agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this Deed of Trust and the intention of the parties that everything used in connection with the production of income from the Trust Property or adapted for use therein or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real estate subject to the lien hereof, irrespective of whether (i) any such item is physically attached to improvements located on such real property or (ii) any such item is referred to or reflected in any financing statement so filed at any time. Similarly, the mention in any such financing statement of (A) the rights in or to the proceeds of any fire hazard insurance policy or
(B) any award in eminent domain proceedings for taking or for loss of value or for cause of action or proceeds thereof in connection with any damage or injury to the Trust Property or any part thereof shall never be construed as in any way altering any of the rights of Lead Agent and the Secured Parties as determined by this instrument or impugning the priority of Lead Agent's and the Secured Parties' lien granted hereby or by any other recorded document, but such mention in such financing statement is declared to be for the protection of Lead Agent and the Secured Parties in the event any court shall at any time hold with respect to matters (A) and (B) above that notice of Lead Agent's and the Secured Parties' priority of interest, to be effective against a particular class of persons, including, without limitation, the Federal government and any subdivision or entity of the Federal government must be filed in the personal property records or other commercial code records.

          35. Further Acts, etc. Trustor will, at the cost of Trustor, and without expense to Lead Agent or the Secured
Parties, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, financing statements, mortgages, deeds of trust, assignments, notices of assignments, transfers and assurances as Lead Agent shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Lead Agent, the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Lead Agent, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Lead Agent to execute in the name of Trustor to the extent they may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence and perfect more effectively the lien hereof upon the Trust Property.

          36. Headings, etc. The headings, titles and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          37.  Filing of Deed of Trust, etc.

          (a) Trustor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing or perfecting the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Lead Agent and the Secured Parties in the Trust Property. Trustor will pay all filing, registration or recording fees, and all expenses incurred by the Lead Agent or Secured Parties incident to the preparation, execution and acknowledgment of this Deed of Trust, any Deed of Trust or any mortgage or deed of trust supplemental hereto, any security instrument with respect to the Trust Property and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage or deed of trust supplemental hereto, any security instrument with respect to the Trust
Property or any financing statement, continuation statement or other instrument of further assurance. Trustor shall hold harmless and indemnify Lead Agent and the Secured Parties, their successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

          (b) Trustor shall pay within thirty (30) days after the due date therefor, any and all intangible taxes (whether annual or otherwise) charged, assessed or imposed against the Secured Notes, the Working Capital Notes, this Deed of Trust, the Credit Agreement, the Swap Agreements, any other Loan Instrument, or in any way resulting from the Debt.

          38. Usury Laws. This Deed of Trust, the Credit Agreement, the Secured Notes, the Working Capital Notes, the Swap Agreements and the other Loan Instruments are subject to the express condition that at no time shall Trustor be obligated or required to pay interest on the principal balance due under the Secured Notes, the Working Capital Notes, the Swap Agreements, the Credit Agreement and the other Loan Instruments at a rate which could subject the holder of the Secured Notes, the Working Capital Notes, the Swap Agreements and any of the other Loan Instruments to either civil or criminal liability as a result of being in excess of the maximum interest rate which Trustor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust, the Credit Agreement, the Secured Notes, the Working Capital Notes, the Swap Agreements or the other Loan Instruments Trustor is at any time required or obligated to pay interest on the principal balance due under the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap
Agreements or the other Loan Instruments at a rate in excess of such maximum rate, the rate of interest under the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements and the other Loan Instruments shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied as provided in Section 9.7 of the Credit Agreement.

          39. Recovery of Sums Required to Be Paid. Lead Agent and the Secured Parties shall have the right pursuant to the Credit Agreement from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lead Agent or the Secured Parties thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced.

          40. Authority. Trustor (and the undersigned acting on behalf of Trustor) has full power, authority and legal right to execute this Deed of Trust and to mortgage, give, grant, bargain, sell, release, pledge, convey, confirm and assign the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be performed.

          41. Inapplicable Provisions. If any term, covenant or condition of this Deed of Trust shall be held to be invalid, illegal or unenforceable in any respect, this Deed of Trust shall be construed to recast such term, covenant or condition in a manner which will allow such term, covenant or condition to be valid provided any recasting shall be in accordance with the original intention of the parties. When recasting any term, covenant or condition, if it is not possible to reflect the original intention of the parties, this Deed of Trust shall be construed without such provision.

          42. Duplicate Originals. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          43. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form and the word "Trustor" shall mean each Trustor and any subsequent owner or owners of the Trust Property or any part thereof or interest therein; the word "Beneficiary" shall mean the Lead Agent and any of the Secured Parties; the word "Lead Agent" shall mean Lead Agent or any successor Lead Agent appointed by the Secured Parties; the words "Secured Notes, the Working Capital Notes" shall mean the Secured Notes, the Working Capital Notes or any other evidence of indebtedness secured by this Deed of Trust; the words "Letters of Credit" shall mean the Letters of Credit or any letter of credit given in substitution thereof; the word "Guarantor" shall mean each person, if any, guaranteeing payment of the Debt or any portion thereof or performance by Trustor of any of the terms of this Deed of Trust and their respective heirs, executors, administrators, legal representatives, successors and assigns; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the word "Trustee" shall mean Trustee or any successor trustee appointed by Lead Agent; the words "Trust Property" shall include any portion of the Trust Property or interest therein; and the word "Debt" shall mean all sums and performance secured by this Deed of Trust; the words "Underlying Documents" shall mean each of the Units 1&2 Lease, the Unit 3 Lease and the Easement Grant Deed, or all of the them if the context so requires, and any modifications or amendments thereto to the extent permitted in the Credit Agreement. All references to California Statutes shall mean as the same are now constituted and as hereafter amended from time to time. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          44. Waiver of Notice. Trustor shall not be entitled to any notices of any nature whatsoever from Lead Agent or the Secured Parties except with respect to matters for which this Deed of Trust, the Credit Agreement, the Loan Instruments or applicable law specifically and expressly provides for the giving of notice to Trustor, and to the fullest extent permitted by law Trustor hereby expressly waives the right to receive any notice from Lead Agent or the Secured Parties with respect to any matter for which this Deed of Trust, the Credit Agreement, the Loan Instruments or applicable law does not specifically and expressly provide for the giving of notice to Trustor.

          45. No Oral Change. This Deed of Trust may only be modified, amended or changed by an agreement in writing signed by Trustor and Lead Agent, and may only be released, discharged or satisfied of record by an instrument in writing signed by Lead Agent. The Secured Parties shall join in any such agreement, release, discharge or satisfaction if required for such agreement to be effective under applicable law. No waiver of any term, covenant or provision of this Deed of Trust shall be effective unless given in writing by Lead Agent and if so given by Lead Agent shall only be effective in the specific instance in which given. Trustor acknowledges that the Secured Notes, the Working Capital Notes, this Deed of Trust, the Credit Agreement, the Swap Agreements and the other Loan Instruments set forth the entire agreement and understanding of Trustor and Lead Agent with respect to the matters set forth therein and that no oral or other agreements, understanding, representations or warranties exist with respect to those matters other than those set forth in the Secured Notes, the Working Capital Notes, this Deed of Trust, the Credit Agreement, the Swap Agreements and such other Loan Instruments.

          46. Absolute and Unconditional Obligation. Trustor acknowledges that, except as limited by paragraph 55 hereof, Trustor's obligation to pay the Debt in accordance with the provision of the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust and the other Loan Instruments is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever (other than any express written agreements to the contrary by the Secured Parties) which might otherwise constitute a defense to the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan
Instruments or the obligations of Trustor thereunder to pay the Debt or the obligations of any other person relating to the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan
Instruments or the obligations of Trustor under the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan Instruments or otherwise with respect to the Loan and to the fullest extent permitted by law Trustor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Trustor to pay the Debt in accordance with the provisions of the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan Instruments or the obligations of any other person relating to the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan Instruments or the obligations of Trustor under the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements, this Deed of Trust or the other Loan Instruments or otherwise with respect to the Loan, or in any action or proceeding brought by Lead Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Deed of Trust or any other document or instrument securing repayment of the Debt, in whole or in part.

          47.  Indemnification.

          (a) Trustor shall indemnify and hold harmless Lead Agent and the Secured Partners from and against all loss, cost, liability, other expense in the manner and to the extent required under Section 6.34(b) or otherwise in the Credit Agreement.

          (b) All sums secured by this Deed of Trust shall be paid in accordance with the Credit Agreement, the Secured Notes, the Working Capital Notes, the Swap Agreements, this Deed of Trust and any other Loan Instruments, as applicable, without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (i) any claim which Trustor has or might have against any of the Secured Parties or Lead Agent or (ii) any default or failure on the part of any of the Secured Parties or Lead Agent to perform or comply with any of the terms hereof, of the Credit Agreement or of any other Loan Instruments.

          48.  Action Affecting the Trust Property.

          (a) Trustor agrees to appear in and contest any action or proceeding purporting to adversely affect the security hereof or the rights or powers of the Secured Parties or Lead Agent and to pay all costs and expenses of the Secured Parties and Lead Agent, including cost of evidence of title and attorneys' fees and expenses, in any such action or proceeding in which the Secured Parties or Lead Agent may appear.

          (b) Lead Agent shall have the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of Trustor, Lead Agent or the Secured Parties, which Lead Agent determines to be necessary or reasonably advisable to be brought to protect its or the Secured Parties' interest in the Trust Property if (i) Trustor fails to defend or bring such action or proceeding, as appropriate, in a prompt and diligent manner, or thereafter fails to proceed with diligence in the defense or prosecution of the same, or (ii) an Event of Default shall have occurred and be continuing.

          49. Actions by Lead Agent to Preserve the Trust Property. Except as hereinbefore expressly provided, should Trustor fail to make any payment or do any act as and in the manner provided in the Secured Notes, the Working Capital Notes, the Credit Agreement, the Swap Agreements or in any other of the Loan Instruments after the expiration of any applicable cure or grace period and as a result an Event of Default shall occur and be continuing, Lead Agent for the benefit of the Secured Parties, without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation, may make or do the same in such manner and to such extent as Lead Agent may deem necessary to protect the security hereof. In connection therewith (without limiting any general powers of Lead Agent or the Secured Parties), Lead Agent, for the benefit of the Secured Parties, shall have and is hereby given the right, but not the obligation, (i) to the fullest extent permitted by law, to make additions, alterations, repairs and improvements to the Trust Property which it may consider necessary to keep the Trust Property in good condition and repair and (ii) in exercising such powers, to pay necessary expenses, including engagement of counsel or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Lead Agent, pay all costs and expenses incurred by the Secured Parties or Lead Agent in connection with the exercise by Lead Agent of the foregoing rights, including without limitation, costs of evidence of title, court costs, appraisals, surveys and attorneys' fees and expenses.

          50.  Remedies Not Exclusive.  Subject to the
limitations set forth in paragraph 55 of this Deed of Trust, Lead Agent and the Secured Parties, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers granted under this Deed of Trust or under the Credit Agreement or any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Subject to the limitations set forth in paragraph 55 of this Deed of Trust, neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Lead Agent's or the Secured Parties' right to realize upon or enforce any other security now or hereafter held by Lead Agent or the Secured Parties, it being agreed that Lead Agent, on behalf of the Secured Parties collectively and individually, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Lead Agent or the Secured Parties in such order and manner as they, collectively and individually, may in their absolute discretion determine. No remedy herein conferred upon or reserved to Lead Agent or the Secured Parties is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every right, power or remedy given by any of the Loan Instruments to Lead Agent or the Secured Parties, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lead Agent or the Secured Parties. Every right, power or remedy given by this Deed of Trust to the Secured Parties may be exercised on their behalf by Lead Agent, whether so expressed or not.

          51. Relationship. The relationship of Lead Agent and the Secured Parties to Trustor hereunder is strictly and solely that of lender and borrower, and nothing contained in the Secured Notes, the Working Capital Notes, this Deed of Trust, the Credit Agreement, the Swap Agreements or any other Loan Instrument is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between or among Lead Agent and the Secured Parties and Trustor other than as lender and borrower.

          52. Credit Agreement. This Deed of Trust is subject to all of the terms, covenants and conditions of the Credit Agreement, which Credit Agreement and all of the terms, covenants and conditions thereof are by this reference incorporated herein and made a part hereof with the same force and effect as if set forth at length herein. The proceeds of the Loans are to be advanced by Lead Agent on behalf of the Secured Parties to Trustor in accordance with the provisions of the Credit
Agreement. Trustor shall observe and perform all of the terms, covenants and conditions of the Credit Agreement on Trustor's part to be observed or performed. All advances made and all indebtedness arising and accruing under the Credit Agreement from time to time shall be secured hereby.

          53. Business Purpose. Trustor hereby stipulates and warrants that the Loans are commercial or business loans and are transacted solely for the purpose of carrying on or acquiring a business or commercial enterprise or for a proper business purpose under the laws of the jurisdiction in which the Trust Property is located.

          54. Time of the Essence. TIME IS OF THE ESSENCE with respect to each and every covenant, agreement and obligation of Trustor under this Deed of Trust, the Secured Notes, the Working Capital Notes, the Credit Agreement, the Loan Instruments and any and all other loan documents executed in connection therewith.

          55. No Recourse. Anything in any of the Loan Instruments to the contrary notwithstanding and except as provided in (i) the environmental indemnity from Magma described in
Exhibit 4.1(aa) of the Credit Agreement or in (ii) the Reserve Account Guaranty, the obligations (including, without limitation, any indemnification obligations) of Trustor under this Deed of Trust and the other Loan Instruments are obligations of Trustor and do not constitute a debt or obligation of (and no recourse shall be had with respect thereto to) any Partner or Affiliate of Trustor (subject to the proviso set forth below in this Section 55) or shareholder, partner, officer or director of any thereof as such, and any judicial proceedings Lead Agent or any of the Secured Parties may institute against Trustor shall be limited to seeking the preservation, enforcement, foreclosure, sale or other remedy or disposition of the liens and security interests now or at any time hereafter securing the repayment of the Debt; no judgment for any deficiency upon the Debt shall be obtainable by Lead Agent or any of the Secured Parties against any Partner or Affiliate of Trustor or any shareholder, partner, officer or director of any thereof; provided, however, that this Section 55 shall not limit the obligations of any party to any Loan
Instrument in its capacity as party and signatory to such loan
Instrument.

          56. Severance of Counterclaims. In the event of foreclosure of this Deed of Trust, any and all counterclaims filed by Trustor against Lead Agent or the Secured Parties, to the extent permitted by law, shall be severed by the court having jurisdiction over the foreclosure action, for all purposes from the basic foreclosure action, on an ex parte basis and without notice to Trustor. Trustor, by its execution and delivery hereof, hereby expressly consents and agrees to such severance.

          57. WAIVER OF JURY TRIAL. AS AN INDEPENDENT COVENANT HEREOF, TRUSTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES THE RIGHT IT MIGHT HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST, THE SECURED NOTES, THE WORKING CAPITAL NOTES, THE CREDIT AGREEMENT, THE SWAP AGREEMENTS OR THE OTHER LOAN INSTRUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSONS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR LEAD AGENT TO ACCEPT DELIVERY OF THIS DEED OF TRUST, THE SECURED NOTES, THE WORKING CAPITAL NOTES, THE CREDIT AGREEMENT, THE SWAP AGREEMENTS AND THE OTHER LOAN INSTRUMENTS.

          58.  GOVERNING LAW.  THIS DEED OF TRUST IS GOVERNED BY
AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
CALIFORNIA.

          59. Attorneys' Fees. Attorneys shall be entitled to fees in connection with the enforcement, amendment, extension or modification of this Deed of Trust.

          60. Shared Draftsmanship. If any ambiguity in the terms of this Deed of Trust, the doctrine of construction which holds that the language of the document shall be construed against its drafter shall not apply as all parties have shared in the drafting of this Deed of Trust.

          61. No Third Party Beneficiary. This Deed of Trust, the Credit Agreement and the other Loan Instruments are for the sole benefit of Lead Agent and each of the Secured Parties and Trustor (and solely to the extent set forth in Section 9.8 of the Credit Agreement, any Participant) and are not for the benefit of any third party and no third party shall gain any subrogation rights against Trustor or in, to or with respect to any portion of the Trust Property by reason of this Deed of Trust or the provisions hereof.

          62. Security Only. This Deed of Trust is granted for security purposes only. Accordingly, except as otherwise permitted by the Credit Agreement or as otherwise specifically provided in this Deed of Trust, neither Lead Agent nor the Secured Parties shall enforce Trustor's rights with respect to the Trust Property until such time as an Event of Default shall have occurred and be continuing.

          63. Release by Lead Agent. Upon written request of Lead Agent stating that the Debt has been paid and upon surrender by Lead Agent and the Secured Parties of this Deed of Trust to Trustee for cancellation and retention and upon payment by Trustor of Trustee's fees and the costs of executing and recording any requested reconveyance, Trustee shall reconvey, without cost or expense to Lead Agent and any of the Secured Parties, to Trustor or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Property then held hereunder. The recitals in any such reconveyance of any matter or fact shall be conclusive proof of the truthfulness thereof. The grantee in any such reconveyance may be described as the person or persons legally entitled thereto.

          64. Waiver. Trustor waives and releases any rights or defenses which Trustor might otherwise have (i) under California Code of Civil Procedure Sections 726, 725a, 580a, 580b, 580c and 580d and California Civil Code Section 2889, which statutes might otherwise limit or condition Lead Agent's and/or the Secured Parties' exercise of certain of Lead Agent's and/or the Secured Parties' rights and remedies in connection with the enforcement of obligations secured by a lien on real property or (ii) under any laws now existing or hereafter enacted providing for any appraisal before sale of a portion of the Trust Property and (iii) to all rights of redemption, valuation, appraisal, stay of execution, notice of election to mature or to declare due the Debt and marshalling in the event of the foreclosure of the liens created under this Deed of Trust or the exercise of the power of sale granted hereunder. To the extent, if any, which such laws may be applicable, Trustor waives and releases any right or defense which Trustor might otherwise have under such provisions and under any other law of any applicable jurisdiction which might limit or restrict the effectiveness of scope of any of Trustor's waivers or releases hereunder.

          65.  Partial Release and Subordination of Trust
Property.

          (a) In accordance with and subject to the applicable provisions of Section 2.9(b) and Schedule 2.9(b) of the Credit Agreement, Trustor may elect to prepay in full the Tranche A Term Loan, whereupon Lead Agent shall (i) release the Trust Property relating to the Unit 1 Facility and the Unit 2 Facility from the lien of this Deed of Trust and (ii) consent to, execute and deliver (in recordable form, if the same are to be recorded) such documents and instruments as may reasonably be necessary or appropriate (including, without limitation, intercreditor agreements) to bifurcate and segregate the rights and interests granted to SSBP under the Easement Grant Deed into two separate sets of rights and interests.

          (b) In accordance with and subject to the applicable provisions of Section 2.9(b) and Schedule 2.9(b) of the Credit Agreement, upon the exercise of the Partial Termination Option provided in Article 16 of the Unit 3 Lease, Trustor shall have the right to quitclaim all their right, title and interest in the Optioned Premises Area (as defined in the Unit 3 Lease), and to surrender and deliver possession thereof, whereupon Lead Agent shall release the Trust Property relating to the Optioned
Premises Area from the lien of this Deed of Trust.

          (c) In accordance with and subject to the applicable provisions of Section 2.9(b) and Schedule 2.9(b) of the Credit Agreement, Trustor shall have the right to execute and deliver a Subordination Agreement in the form attached to the Easement Grant Deed as Exhibit "C", in connection with any amendment, supplement, restatement, replacement or other change in or to any of the Geothermal Rights Documents (as that term is defined in the Easement Grant Deed), or in connection with any new agreement with any Geothermal Landowner (as that term is defined in the Easement Grant Deed), in each case which applies in whole or in part to the Resource Easement Area Premises, and Lead Agent shall execute and Lead Agent shall execute and deliver a consent to such subordination, so long as the same is permitted under and is in compliance with Section 3.3.4 of the Easement Grant Deed.

          66. Sole Discretion of Beneficiary or Trustee. Except as otherwise provided in the Credit Agreement, wherever pursuant to this Deed of Trust, Lead Agent, the Secured Parties or Trustee exercises any right given to them to approve or disapprove, or any arrangement or term is to be satisfactory to Lead Agent, the Secured Parties or Trustee, the decision of Lead Agent, the Secured Parties or Trustee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lead Agent, the Secured
Parties or Trustee and shall be final and conclusive.

          IN WITNESS WHEREOF, Trustor has duly executed this Deed of Trust the day and year first above written.

                              SALTON SEA BRINE PROCESSING L.P.


                              By:  SALTON SEA POWER COMPANY,
                             general partner


                                  By:   /s/  Vincent J.
Signorotti
                                      Name:  Vincent J.
Signorotti
                                      Title:  Authorized Agent



                              SALTON SEA POWER GENERATION L.P.

                              By:  SALTON SEA POWER COMPANY,
                             general partner


                                  By:   /s/  Vincent J.
Signorotti
                                      Name:  Vincent J.
Signorotti
                                      Title:  Authorized Agent


STATE OF CALIFORNIA     )
                        )
COUNTY OF IPERIAL       )




     On February 28, 1994, before me, William V. Wooding, Sr., Notary Public, personally appeared Vincent J. Signorotti
_________________________________________________________________
__________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.



/s/  William V. Wooding, Sr.
         Notary Public

STATE OF CALIFORNIA     )
                        )
COUNTY OF IMPERIAL      )


     On February 28, 1994, before me, William V. Wooding, Sr., Notary Public, personally appeared Vincent J. Signorotti
_________________________________________________________________
________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.



/s/  William V. Wooding, Sr.
         Notary Public